UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 7, 2015

GREAT PLAINS HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-51872	87-0645394
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4060 NE 95th Rd, Wildwood, FL	34785
(Address of principal executive offices)	(Zip Code)

(352) 561-8182
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 7, 2015 (the “Effective Date”), Great Plains Holdings, Inc. (“we,” “us,” “our,” or “Company”), through its wholly owned subsidiary Ashland Holdings, LLC (“Ashland”), entered into an agreement with Paul J. Goodart and Elizabeth M. Goodart Charitable Trust #1 and Trust #2, an unrelated party (the “Seller”), to purchase the residential mobile home park located at 9696 St. Clair Road, Haines City, FL 33844 (the “Property”). The Property is comprised of ten mobile home spaces, six recreational vehicle spaces, a three bedroom lakefront home, duplex, fishing dock and boat ramp located on approximately 5.65 acres of lakefront property on Lake Marion in Central Florida near Disney World.  The purchase price for the Property is $425,000.00 payable $165,000 in cash at closing and the balance by way of a purchase money mortgage to be held by the Seller.

The material terms of the agreement provide for: (i) an initial deposit from Ashland in the amount of $5,000; (ii) a property inspection period that expires 60 days after the Effective Date during which time Ashland can terminate the Agreement at any time within the period by delivering written notice to the Seller; and (iii) a closing date for the sale of the Property that shall occur on or before June 1, 2015. The Agreement also contains additional covenants, representations and warranties that are customary of real estate purchase and sale agreements.

The proposed acquisition of the Property is part of our continuing strategy to acquire a portfolio of income producing properties.

The foregoing description of the Agreement is qualified in its entirety by reference to Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 12, 2015 we issued a press release regarding the acquisition of the Property.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.   Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description of Exhibit
10.1	Purchase and Sale Agreement between Ashland Holdings LLC and Paul J. Goodart and Elizabeth M. Goodart Charitable Trust #1 and Trust #2 effective as of March 7. 2015.
99.1	Press Release dated March 12, 2015 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS HOLDINGS, INC.
Date: March 12, 2015	By: /s/ Kent Campbell
Kent Campbell, Chief Executive Officer